Exhibit 99.1

AMENDED AND RESTATED PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE LAWS OF ANY STATE.  THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF MAKER IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO MAKER, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN MAKER AND CERTAIN HOLDERS OF SECURITIES OF MAKER.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF MAKER.

$646,718.10	August 29, 2003

FOR VALUE RECEIVED, RevCare, Inc., a Nevada corporation (“Maker”), promises to pay to Russ Mohrmann, an individual, and Suzette M. Mohrmann an individual (collectively, “Holder”), at 9432 Walker Ranch Circle, Villa Park, CA 92861 the principal sum of Six Hundred Forty-Six Thousand Seven Hundred Eighteen and 10/100 Dollars ($646,718.10), plus interest thereon from the date hereof until paid on the terms set forth below.

1.             Payments.  Monthly principal and interest payments of Twenty-Five Thousand Dollars ($25,000) shall commence upon the earlier of (i) the first calendar day of the month following payment in full of that certain Revolving Note issued by Maker in favor of Russell Mohrmann and Manuel Occiano dated September 28, 2001, as amended, or (ii) September 1, 2004.  Such payments shall continue on the first day of each month until this Note is paid in full (the “Maturity Date”).  Payments shall be applied first against accrued but unpaid interest and then against pirncipal.

2.             Interest.  The unpaid principal balance outstanding under this Note shall bear interest at a rate equal to eight percent (8%) per annum, compounded annually in the event this Note is not paid in full in accordance with the terms hereof.

3.             Default; Acceleration.  The entire sum of unpaid principal and any accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder’s option, upon the occurrence at any time of any of the following events of default:

3.1           Default in the payment of any installment of principal or interest when due should such default not be cured within ten (10) days after written notice thereof is delivered to Maker at its last known address; or

3.2           An assignment by Maker of substantially all of its assets for the benefit of creditors; or

3.3           The adjudication of Maker as a bankrupt (in involuntary or voluntary proceedings); or

3.4           The filing by Maker of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency; or

3.5           Any sale, merger or similar transaction or series of related transactions in which the holders of the outstanding voting equity securities of Maker immediately prior to such transaction or series of related transactions own less than a majority of the outstanding voting equity securities of Maker (or the successor entity) upon the closing of such transaction or series of related transactions, or

3.6           The sale of all or substantially all of Maker’s assets.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default.  The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

4.                                       Maker Right to Prepay Note.  All or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker.  In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

5.                                       Investment Representations.  Holder acknowledges that this Note (i) constitutes a “security” under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) is being transferred in reliance upon exemptions from registration based, in part, upon Holder’s representations contained herein.  Holder is acquiring such security for its own account and not with a view to, or for sale in connection with, any distribution thereof.

6.                                       No Assignment.  Neither Maker nor Holder shall be entitled to assign, pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder.

7.                                       Applicable Law.  This Note and the rights and obligations of the parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

8.             Attorneys’ Fees.  In the event of any suit, action or arbitration to enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys’ fees and costs.  The foregoing entitlement shall also include attorneys’ fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

9.             Amendment and Restatement/Exchange of Prior Notes and Termination of Security Agreement.  This Note is being issued in connection with the exchange of certain assets and the promissory notes described in Exhibit A hereto (the “Prior Notes”) pursuant to that certain Purchase Agreement among Maker, Holder and Hospital Employee Labor Pool, a California corporation, of even date herewith (the “Purchase Agreement”).  Payment of the Prior Notes was secured by a security interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder and certain affiliates of Holder concurrently with the execution of the Prior Note (the “Security Agreement”).  In connection with the transactions contemplated by the Purchase Agreement,  the Prior Notes are hereby cancelled and exchanged in their entirety for this Note and the Security Agreement is hereby terminated.

10.           Subordination.  This Note and the rights of Holder hereunder are subordinate to the rights of Bridge Bank, NA pursuant to the terms of a Subordination Agreement executed in favor of Bridge Bank (the “Bridge Subordination Agreement”) and a Subordination Agreement executed in favor of FBR Financial Services Partners, L.P. (the “FBR Subordination Agreement”).  Nothing contained in this Note shall directly or indirectly modify the provisions of the Bridge Subordination Agreement or the FBR Subordination Agreement in any manner which might terminate or impair the subordination of Holder’s indebtedness under such agreements or the subordination of the security interest or lien that Holder may have in any property of Maker or its subsidiaries, it being acknowledged that as of the date hereof, Holder has terminated all security interests it has in the property of Maker and its subsidiaries.

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RevCare, Inc.
a Nevada corporation

	By:	/s/ Manuel Occiano
	Name:	Manuel Occiano
	Title:	President

Acknowledged and Agreed:

/s/ Russell Mohrmann
Russ Mohrmann

/s/ Suzette Mohrmann
Suzette Mohrmann

By their signature below, the following entities acknowledge the exchange of the Prior Notes and the termination of the Security Agreement as described in Section 9 above:

RBA Rem-Care, Inc.,
a California corporation

By:	/s/ Russell Mohrmann
Name:	Russell Mohrmann
Its:	President

Insource Medical Solutions, LLC,
a California limited liability corporation

By:	/s/ Russell Mohrmann
Name:	Russell Mohrmann
Its:	Member

Hospital Employee Labor Pool, a California Corporation

By:	/s/ Russell Mohrmann
Name:	Russell Mohrmann
Its:	President

DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.